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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

FORM 8-K

[ x ]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)     September 29, 2003
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         Commission file number   333-76723
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                                 SIMMONS COMPANY
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             (Exact name of registrant as specified in its charter)

             Delaware                                    06-1007444
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia               30328-6188
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code            (770) 512-7700
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ITEM 9.  REGULATION FD

         On September 29, 2003, the registrant issued a press release reporting the establishment of three new manufacturing facilities. Two of these facilities will be located in Sumner, Washington and Hazleton, Pennsylvania, with Southern Georgia as the probable location of the third facility. The press release is furnished as Exhibit 99.1.

         On October 15, 2003, the registrant issued a press release reporting the location of a new manufacturing facility in Waycross, Georgia replacing the registrant's facility in Jacksonville, Florida. The press release is furnished as Exhibit 99.2.

         On November 10, 2003, the registrant issued a press release reporting its 2003 third quarter and first nine months results of operations. The press release is furnished as Exhibit 99.3.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         c) Exhibits

                99.1     Press Release dated September 29, 2003

                99.2     Press Release dated October 15, 2003

                99.3     Press Release dated November 10, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 SIMMONS COMPANY

     By:             /s/ William S. Creekmuir
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                       William S. Creekmuir
         Executive Vice President and Chief Financial Officer

     Date:    November 12, 2003



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                                  EXHIBIT INDEX

Exhibit
Number               Exhibit Name
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99.1     Press Release dated September 29, 2003
99.2     Press Release dated October 15, 2003
99.3     Press Release dated November 10, 2003